EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Geron Corporation (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)	the accompanying annual report on Form 10-K of the Company for the year ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 7, 2012	/S/ GRAHAM K. COOPER
Graham K. Cooper
Executive Vice President, Finance and Business Development, and
Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to Geron Corporation and will be retained by Geron Corporation and furnished to the Securities and Exchange Commission or its staff upon request.